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EXHIBIT 99.1

Certification Pursuant to 18 U.S.C. Section 1350,
as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

        In connection with the filing of the Quarterly Report on Form 10-Q for the quarter ended June 30, 2002 (the "Report") by Cascade Natural Gas Corporation (the "Company"), each of the undersigned hereby certifies that:

1.
The Report fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended; and

2.
The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
/s/ W. BRIAN MATSUYAMA W. Brian Matsuyama Chairman, President and Chief Executive Officer

/s/ J. D. WESSLING J.D. Wessling Senior Vice President—Finance and Chief Financial Officer

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  EXHIBIT 99.1
Certification Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002